UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 31, 2021

General Electric Company
(Exact name of registrant as specified in its charter)

New York			001-00035	14-0689340
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

5 Necco Street	Boston,	MA		02210
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (617) 443-3000

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.06 per share	GE	New York Stock Exchange
0.375% Notes due 2022	GE 22A	New York Stock Exchange
1.250% Notes due 2023	GE 23E	New York Stock Exchange
0.875% Notes due 2025	GE 25	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.

General Electric Company (the “Company” or “GE”) is filing this Current Report on Form 8-K to provide certain unaudited pro forma financial information giving effect to the proposed transaction to combine the GE Capital Aviation Services (“GECAS”) business with AerCap Holdings N.V. (“AerCap”).

As previously reported in its Current Report on Form 8-K filed on March 10, 2021, GE entered into a transaction agreement with AerCap on March 9, 2021, pursuant to which GE will combine its GECAS business with AerCap for total consideration consisting of $23.9 billion cash subject to contract closing adjustments, 111.5 million ordinary shares of AerCap (approximately 46% ownership interest) valued at $6.6 billion based on the closing share price of $59.33 on March 29, 2021, and $1 billion paid in AerCap notes and/or cash upon closing at AerCap's option. Completion of the transaction remains subject to AerCap shareholder approval, regulatory approvals and other customary closing conditions.

In connection with the transaction, the historical results of GECAS will be reported in GE's consolidated financial statements as discontinued operations beginning in the first quarter of 2021. Upon completion of the transaction, GE will deconsolidate GECAS and intends to use the transaction proceeds and its existing cash sources to reduce leverage by approximately $30 billion. GE will elect to prospectively measure its investment in AerCap at fair value. This investment and the related earnings impact from subsequent changes in fair value in the investment will be recognized in continuing operations.

The unaudited pro forma financial information giving effect to this transaction is filed herewith as Exhibit 99.

The unaudited pro forma financial information included in this Current Report on Form 8-K has been presented to illustrate the estimated effects of the GECAS transaction and is not necessarily indicative of the results of operations or financial condition that GE would have achieved had the GECAS transaction been completed as of the dates indicated or of the results that may be obtained in the future.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company is filed as Exhibit 99 to this Report on Form 8-K and is incorporated herein by reference:

•Unaudited Pro Forma Condensed Consolidated Statement of Financial Position as of December 31, 2020.
•Unaudited Pro Forma Condensed Consolidated Statement of Earnings (Loss) for each of the years ended December 31, 2020, 2019, and 2018.
•Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d) Exhibits.

21. Subsidiaries of the Registrant.

99. General Electric Company Unaudited Pro Forma Condensed Consolidated Financial Statements.

104. The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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Forward-Looking Statements

This document contains “forward-looking statements”—that is, statements related to future, not past, events. These forward- looking statements often address our expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "estimate," "forecast," "target," "preliminary," or "range." Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the shareholders of AerCap may not be obtained; (2) the risk that the proposed transaction may not be completed in the time frame expected by GE or AerCap, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of GE or AerCap following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (6) the occurrence of any event that could give rise to termination of the proposed transaction; (7) the risk that stockholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; (8) evolving legal, regulatory and tax regimes; (9) changes in general economic and/or industry specific conditions; (10) actions by third parties, including government agencies; and (11) other risk factors as detailed from time to time in GE’s and AerCap’s reports filed with the SEC, including GE’s and AerCap’s annual reports on Forms 10-K and 20-F, periodic quarterly reports on Form 10-Q, periodic current reports on Forms 8-K and 6-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: March 31, 2021	/s/ Thomas S. Timko
Thomas S. Timko Vice President, Chief Accounting Officer and Controller

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